Exhibit 99.1

FOR RELEASE: Monday, Dec. 2, 2013

AMERICAN AIRLINES GROUP EQUITY DISTRIBUTION UPDATE

Share Determination Date Results

FORT WORTH, TX, and TEMPE, AZ – AMR Corporation (OTCQB: AAMRQ) and US Airways Group, Inc. (NYSE: LCC) are providing details over the course of the equity distribution period that investors and creditors may find useful, corresponding to each of the key equity distribution dates under AMR’s Plan of Reorganization (Plan) and the companies’ Agreement and Plan of Merger (Merger Agreement). Today, the companies are providing an estimate of the total number of shares of American Airlines Group Inc. common stock that may be issued pursuant to the Plan and the Merger Agreement. Upon closing of the merger contemplated by the Merger Agreement, the common and preferred shares to be issued by American Airlines Group Inc. will trade on the NASDAQ Global Select Market under the ticker symbols “AAL” and “AALCP,” respectively, and will be issued to former US Airways Group, Inc. common shareholders and to AMR Corporation stakeholders as indicated under the Plan.

Using the price of $23.4815 per share calculated from the 20 trading day average closing price of US Airways Group, Inc. common stock beginning November 1, 2013 and ending November 29, 2013, or the Share Determination Date, US Airways Group, Inc. has a fully diluted share count as defined in the Merger Agreement of 211,698,617 shares. Therefore, under the Merger Agreement the number of shares available for AMR stakeholders will be 544,361,824 and the total AAL share count will be 756,060,441.

20 Trading Day Average Close Price	$23.4815
US Airways Fully Diluted Shares1/	211,698,617
Shares for AMR Stakeholders	544,361,824
Total AAL Common Share Count	756,060,441

1/	Per definition in Merger Agreement

Pursuant to the Plan, shares of AAL common stock will be distributed to AMR stakeholders over time, principally over the 120 day period beginning at the date of closing of the merger, which is expected to be December 9, 2013. American Airlines Group Inc. will provide updates as to the number of shares outstanding as of closing and at the subsequent distribution dates.

Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Plan and the Merger Agreement.

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AMERICAN AIRLINES GROUP EQUITY DISTRIBUTION UPDATE

Dec. 2, 2013

About American Airlines

American Airlines focuses on providing an exceptional travel experience across the globe, serving more than 270 airports in nearly 50 countries and territories. American’s fleet of nearly 900 aircraft fly more than 3,500 daily flights worldwide from hubs in Chicago, Dallas/Fort Worth, Los Angeles, Miami and New York. American flies to nearly 100 international locations including important markets such as London, Madrid, Sao Paulo and Tokyo. With more than 500 new planes scheduled to join the fleet, including continued deliveries of the Boeing 737 family of aircraft and new additions such as the Boeing 777-300ER and the Airbus A320 family of aircraft, American is building toward the youngest and most modern fleet among major U.S. carriers. American’s website, AA.com®, provides customers with easy access to check and book fares, and personalized news, information and travel offers. American’s AAdvantage® program, voted Airline Program of the Year at the 2013 Freddie Awards, lets members redeem miles for flights to almost 950 destinations worldwide, as well as flight upgrades, vacation packages, car rentals, hotel stays and other retail products. The airline also offers nearly 40 Admirals Club® locations worldwide providing comfort, convenience, and an environment with a full range of services making it easy for customers to stay productive without interruption. American is a founding member of the oneworld® alliance, which brings together some of the best and biggest airlines in the world, including global brands like British Airways, Cathay Pacific, Iberia Airlines, Japan Airlines, LAN and Qantas. Together, its members serve nearly 900 destinations served by more than 10,000 daily flights to more than 150 countries. Connect with American on Twitter @AmericanAir or Facebook.com/AmericanAirlines. American Airlines, Inc. and American Eagle Airlines, Inc. are subsidiaries of AMR Corporation. AMR Corporation common stock trades under the symbol “AAMRQ” on the OTCQB marketplace, operated by OTC Markets Group.

About US Airways

US Airways, along with US Airways Shuttle and US Airways Express, operates more than 3,000 flights per day and serves 193 communities in the U.S., Canada, Mexico, Europe, the Middle East, the Caribbean, Central and South America. The airline employs more than 33,000 aviation professionals worldwide, operates the world’s largest fleet of Airbus aircraft and is a member of the Star Alliance network, which offers its customers more than 21,900 daily flights to 1,328 airports in 195 countries. Together with its US Airways Express partners, the airline serves approximately 80 million passengers each year and operates hubs in Charlotte, N.C., Philadelphia, Phoenix and Washington, D.C. Aviation Week and Overhaul & Maintenance magazine presented US Airways with the 2012 Aviation Maintenance, Repair and Overhaul (MRO) of the Year Award for demonstrating outstanding achievement and innovation in the area of technical operations. Military Times Edge magazine named US Airways as a Best for Vets employer for the past three years. US Airways was, for the third year in a row, the only airline included as one of the 50 best companies to work for in the U.S. by LATINA Style magazine’s 50 Report. For more company information visit usairways.com, follow on Twitter @USAirways or at Facebook.com/USAirways.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The Company has filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4, which includes a proxy statement of US Airways that also constitutes a prospectus of the Company, and US Airways has filed with the SEC its definitive proxy statement on Schedule 14A. The Company and US Airways have mailed the proxy statement/prospectus to US Airways security holders. INVESTORS AND SECURITY HOLDERS OF US AIRWAYS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC

AMERICAN AIRLINES GROUP EQUITY DISTRIBUTION UPDATE

Dec. 2, 2013

CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the proxy statement/prospectus and other documents containing important information about the Company and US Airways through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by US Airways can be obtained free of charge on US Airways’ website at www.usairways.com or by directing a written request to US Airways Group, Inc., 111 West Rio Salado Parkway, Tempe, Arizona 85281, Attention: Vice President, Legal Affairs. Copies of the documents filed with the SEC by the Company can be obtained free of charge on the Company’s website at www.aa.com or by directing a written request to AMR Corporation, P.O. Box 619616, MD 5675, Dallas/Fort Worth International Airport, Texas 75261-9616, Attention: Investor Relations or by emailing investor.relations@aa.com.

Cautionary Statement Regarding Forward-Looking Statements and Information

This document includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue,” “seek,” “target,” “guidance,” “outlook,” “forecast” and other similar words. These forward-looking statements are based on the Company’s and US Airways’ current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. The following factors, among others, could cause actual results and financial position and timing of certain events to differ materially from those described in the forward-looking statements: the challenges and costs of the proposed transaction, including integrating operations and achieving anticipated synergies; the price of, market for and potential market price volatility of common stock of the ultimate parent entity following the closing of the proposed transaction; significant liquidity requirements and substantial levels of indebtedness of the combined company following the closing; potential limitations on the use of certain tax attributes following the closing; failure of the proposed transaction to be completed; and other economic, business, competitive, and/or regulatory factors affecting the business of the combined company after the closing and the businesses of US Airways and the Company generally, including those set forth in the filings of US Airways and the Company with the SEC, especially in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of their respective annual reports on Form 10-K and quarterly reports on Form 10-Q, their current reports on Form 8-K and other SEC filings, including the registration statement and the proxy statement/prospectus related to the proposed transaction. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statements. Neither the Company nor US Airways assumes any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements except as required by law.

Contacts:

AMR Media Relations (817) 967-1577 mediarelations@aa.com	US Airways Media Relations (480) 693-5729 media.relations@usairways.com